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                                                                    EXHIBIT 10.6

                  THIRD AMENDMENT TO STOCK PURCHASE AGREEMENT
                  -------------------------------------------

          THIS THIRD AMENDMENT TO STOCK PURCHASE AGREEMENT ("Third Amendment"),
                                                                   ---------
dated as of November 13, 1998, between ROBERT J. EMMONS ("Emmons") and CASINO
                                                          ------
GUICHARD-PERRACHON, S.A., a French societe anonyme ("Casino").
                                                     ------

          WHEREAS, Emmons and Casino, together with Smart & Final Inc. (the

"Company") and Casino USA, Inc. ("Casino USA"), are parties to a certain Stock
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Purchase Agreement dated as of March 7, 1989, as amended (the "Stock Purchase
                                                               --------------
Agreement").
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          WHEREAS, the Stock Purchase Agreement was amended in the Second
Amendment thereto dated as of July 1, 1998 ("Second Amendment") to provide for the grant to Emmons the extension of certain rights to require Casino to purchase shares of common stock of the Company owned by Emmons.

          WHEREAS, Emmons and Casino wish to amend the Agreement to provide for a clarification of the grant of such option to Emmons in light of Emmons' resignation as Chief Executive Officer of the Company, and the Company and Casino USA wish to consent to such further Amendment.

          NOW THEREFORE, the parties hereby agree as follows:

          1. Paragraph 1(c) of the Second Amendment is amended to read in its entirety as follows:

          "(c) The Option may be exercised by Emmons, in part, from time to time during the period commencing on January 1, 2000 and terminating on December 31, 2002 (the "Option Period"); provided, however, that the Option may not be
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exercised (i) at any one time with respect to fewer than 50,000 or more than
200,000 Shares, (ii) within two months of any prior exercise, or (iii) with respect to more than 400,000 Shares in the aggregate during any one calendar year. The Option shall terminate and Casino shall have no further obligations hereunder after the Option Period."

          2.  Representations and Warranties of Emmons.  Emmons represents and
              ----------------------------------------
warrants to Casino (and its designees) that: (a) this Third Amendment has been duly executed and delivered by Emmons and constitutes a valid and legally binding obligation of Emmons enforceable in accordance with its terms; (b) no authorization, consent or approval of, or any filing with, any public body or authority is necessary for consummation by Emmons of the transactions contemplated hereby; and (c) any Shares sold to Casino (or its designees) upon exercise of the Option will be transferred free and clear of all Liens and Casino (or its designees) will receive good title to all of such Shares, free and clear of all Liens.

          3.  Representations and Warranties of Casino.  Casino represents and
              ----------------------------------------
warrants to Emmons that: (a) this Third Amendment has been duly authorized, executed and delivered by Casino and constitutes a valid and legally binding obligation of Casino enforceable in accordance with its terms; and (b) no authorization, consent or approval of, or any filing with, any public
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                                                                              2.


body or authority is necessary for consummation by Casino of the transactions contemplated by this Third Amendment.

          4.  Expenses.  Each party hereto shall pay their own expenses incurred
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in connection with this Third Amendment and any exercise of the Option.

          5.  Entire Agreement; Amendment.  This Third Amendment sets forth the
              ---------------------------
entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto. Except as expressly amended hereby, the Stock Purchase Agreement (including but not limited to the matters contained in the Second Amendment thereto) shall remain in effect in all respects in accordance with its terms. This Third Amendment may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Emmons and Casino. Except for the right of Casino to designate purchasers of Shares, no party to this Third Amendment may assign any of their rights or obligations under this Third Amendment without the prior written consent of the other party hereto.

          6.  Counterparts.  This Third Amendment may be executed in two or more
              ------------
counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

          7.  Governing Law.  This Third Amendment shall be governed by and
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construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws.

          8.  Binding Effect.  This Third Amendment shall be binding upon, inure
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to the benefit of, and be enforceable by the successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Third Amendment is intended or shall be construed to give any person other than the parties to this Third Amendment, or their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Third Amendment or any provision contained herein. If any term of this Third Amendment is held to be invalid, void or unenforceable, the remainder of the terms of this Third Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          9.  Notices.  All notices and other communications hereunder shall be
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in writing and shall be given and shall be deemed to have been duly given if delivered in person or sent by facsimile transmission (followed by overnight courier) to the parties as follows:

          If to Emmons, to:

          Robert Emmons
          736 Cima Linda Lane
          Santa Barbara, California  93108
          Facsimile No.: 805.565.3183
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                                                                              3.

          If to Casino, to:

          Casino Guichard-Perrachon, S.A.
          24, rue de la Montat
          42008 Saint-Etienne Cedex 2
          France
          Facsimile No.: 011.33.4.77.45.39.90
          Attention:  Pierre Bouchut

          with a copy to:

          Cleary, Gottlieb, Steen & Hamilton
          One Liberty Plaza
          New York, New York  10006
          Facsimile No.: 212.225.3999
          Attention:  Daniel S. Sternberg

          or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

          IN WITNESS WHEREOF, Emmons and Casino have duly executed this Third Amendment to Stock Purchase Agreement as of the day and year first above written.


                                    /s/ Robert J. Emmons
                                    --------------------
                                    ROBERT J. EMMONS


                                    CASINO GUICHARD-PERRACHON, S.A.


                                    By: /s/ Pierre Bouchut
                                        ------------------

                                    By: /s/ Antoine Guichard
                                        --------------------
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                                                                              4.

Consented to:

CASINO USA, INC.



By: /s/ Jane A. Orenstein
    ---------------------


SMART & FINAL INC.


By: /s/ Donald G. Alvarado
    ----------------------